UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2022

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2021, Acadia Healthcare Company, Inc. (the “Company”) announced that Debbie Osteen, Chief Executive Officer and Director of the Company, will retire as Chief Executive Officer and that it was anticipated that Ms. Osteen’s retirement would be effective on January 31, 2022. Consistent with that expectation, the Company, through its subsidiary Acadia Management Company, Inc., and Ms. Osteen entered into an Amendment to Employment Agreement, dated as of December 22, 2021 (the “First Amendment”), to extend the employment period under Ms. Osteen’s Employment Agreement, dated as of January 19, 2021 (the “Employment Agreement”), through January 31, 2022.

On January 31, 2022, the Company and Ms. Osteen entered into a side letter to the Employment Agreement (the “Side Letter,” and together with the First Amendment, the “Amendments”). The Side Letter, among other things:

(i) extends the employment period under the Employment Agreement to March 31, 2022 to assist with and ensure a smooth transition of leadership;

(ii) provides for Ms. Osteen’s continuation as a member of the Company’s Board of Directors for the remainder of her Board term;

(iii) subject to certain conditions, provides for a cash retention bonus of $900,000 to be paid to Ms. Osteen after, and for service through, March 31, 2022; and

(iv) updates the vesting criteria applicable to Ms. Osteen’s annual equity awards granted in 2019, 2020 and 2021.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the text of the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment, dated December 22, 2021, to Employment Agreement, dated January 19, 2021, by and between Acadia Management Company, Inc. and Debra K. Osteen.

10.2	Side Letter, dated January 31, 2022, to Employment Agreement, dated January 19, 2021, by and between Acadia Management Company, Inc. and Debra K. Osteen.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2022	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel